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                                                                   Exhibit 10.63

                                    GUARANTY
                                 LOAN NO. 753820

      THIS GUARANTY (as the same may from time to time hereafter be modified, supplemented or amended, the "GUARANTY") is made as of January 30, 2004 by INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation, having an office at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("GUARANTOR"), in favor of PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation, having a principal place of business and post office address at c/o Principal Real Estate Investors, LLC, 801 Grand Avenue, Des Moines, Iowa 50392-1450 ("LENDER").

                                    RECITALS:

      Lender has agreed to make a loan (the "LOAN") in the original principal sum of Thirty Three Million Six Hundred Thirty Thousand and No/100 Dollars ($33,630,000.00) (the "LOAN AMOUNT") to INLAND WESTERN LARKSPUR, L.L.C., a Delaware limited liability company ("Borrower"); and

      The Loan is evidenced by Borrower's secured promissory note made payable and delivered to Lender (as the same may from time to time hereafter be modified, amended, supplemented, extended or consolidated in writing, and any note(s) issued in exchange therefor or replacement thereof, the "NOTE") and further evidenced and secured by a "MORTGAGE" (it being agreed that "Mortgage" as hereinafter used shall be construed to mean "mortgage" or "deed of trust" or "trust deed" or "deed to secured debt" as the context so requires) on certain real estate located in Marin County, California, together with all existing improvements constructed thereon, said Premises being more particularly described in said Mortgage, and an Assignment of Leases
("ASSIGNMENT OF LEASES"); and

      In connection with the Loan, the Borrower has also executed that certain Environmental Indemnity ("ENVIRONMENTAL INDEMNITY") for the benefit of Lender (the Note, Environmental Indemnity, Mortgage and Assignment of Leases and all other instruments or agreements by which the Loan is evidenced or secured are hereinafter collectively referred to as the "UNDERLYING INSTRUMENTS"); and

      It is a condition of Lender's agreement to make the Loan that Guarantor be unconditionally liable for and personally guarantee the payment and performance of certain liabilities and obligations of the Borrower under the Underlying Instruments upon the terms and conditions as are hereinafter set forth; and

      WHEREAS, Guarantor is financially interested in Borrower and is materially benefited by the consummation of the Loan and has agreed to unconditionally and personally guarantee the payment and performance of certain liabilities and obligations of Borrower under the Underlying Instruments upon the terms and conditions as are hereinafter set forth.

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      NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower,
Guarantor intending to be legally bound, hereby makes the following representations and warranties to the Lender and hereby covenants and agrees with the Lender as follows:

1. Guarantor absolutely, irrevocably and unconditionally guarantees to the Lender payment and the full, faithful and timely performance of any and all liabilities and obligations of Borrower whether now existing or hereafter incurred under the Environmental Indemnity and paragraph 9 of the Note (all of which payments, liabilities and obligations are hereinafter collectively referred to as the "Guaranteed Obligations").

2. Guarantor absolutely, irrevocably and unconditionally waives notice of acceptance of this Guaranty and notice of any payment, liability or obligation to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of such liabilities under this Guaranty or any of the Underlying Instruments creating the Guaranteed Obligations and any suit or taking other action by the Lender against, and any other notice to, any party liable thereon or any property which may be security therefor.

3. The Lender may at any time and from time to time without the consent of, or notice to, Guarantor, without incurring any responsibility to Guarantor and without impairing or releasing any of the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

      (a) renew, alter or change the interest rate, manner, time, place or terms of payment or performance of any of the Guaranteed Obligations, or any liability incurred directly or indirectly in respect thereof, whereupon the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

      (b) sell, exchange, release, surrender, and in any manner and in any order realize upon or otherwise deal with any property at any time directly and absolutely assigned or pledged or mortgaged to secure the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof;

      (c) exercise or refrain from exercising any rights against Borrower or any other person (including Guarantor) or otherwise act or refrain from acting with regard to the Underlying Instruments, Guaranteed Obligations or this Guaranty;

      (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any liability of Borrower (whether or not then due) to creditors of Borrower other than the Lender and Guarantor;

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      (e)   apply any sums in whatever manner paid or realized to any liability or liabilities of Borrower to the Lender regardless of what liability or liabilities of Borrower remain unpaid;

      (f) consent to or waive any breach of or any act, omission or default under the Underlying Instruments or otherwise amend, modify or supplement any of such instruments or agreements; and/or

      (g) sell, convey or assign, whether into a securitized transaction or otherwise, all or any part of Lender's interest in this Guaranty and the Underlying Instruments.

4.    (a)   No invalidity, irregularity or unenforceability of all or any part of the Underlying Instruments, the Guaranteed Obligations or this Guaranty, or of any security therefor, shall affect, impair or constitute a defense to this Guaranty. This Guaranty is a direct and primary obligation of Guarantor, and Guarantor's obligations hereunder are not as a surety. This is a guaranty of payment and performance, and not merely a guaranty of collection.

      (b) Guarantor acknowledges agrees that this Guaranty and Guarantor's obligations with respect to payments and performance under the Environmental Indemnity shall remain in full force and effect, notwithstanding the fact that the Note and payments due under the other Underlying Instruments have been paid in full.

5.    (a)   Notwithstanding any payment or payments made by Guarantor
            hereunder, Guarantor will not assert or exercise any right of the Lender or of such Guarantor against Borrower to recover the amount of any payment made by such Guarantor to the Lender by way of subrogation, reimbursement, contribution, indemnity or otherwise arising by contract or operation of law, and Guarantor shall not have any right of recourse to or any claim against assets or property of Borrower, whether or not the obligations of Borrower have been satisfied, all of such rights being herein expressly waived by Guarantor. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of Borrower by virtue of any payment, court order or any applicable law.

      (b) Notwithstanding the provisions of Section 5(a), Guarantor shall have and be entitled to all rights of subrogation otherwise provided by applicable law in respect of any payment Guarantor may make or be obligated to make under this Guaranty, and to assert and enforce the same, in each case on and after, but at no time prior to, the date (the "SUBROGATION TRIGGER DATE") which is 91 days after the date on which all obligations under the Underlying Instruments shall have been paid or performed in full, if and only if the existence of Guarantor's rights under this Section 5(b) would not make Guarantor a creditor (as defined in the Bankruptcy Reform Act of 1978, an amended, 11 U.S.C. Sections 101 et seq.. and

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            the regulations adopted and promulgated pursuant thereto) of
            Borrower in any insolvency bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date.

      (c) In the event that Guarantor shall advance or become obligated to pay any sums with respect to any obligation hereby guaranteed or in the event that for any reason whatsoever the Borrower or any subsequent owner of the collateral securing the Loan is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that the amount of such sums and of such Indebtedness together with all interest thereon, shall at all times be subordinate as to the lien, time of payment and in all other respects, to all sums, including principal, interest and other Indebtedness, at any time owing to the Lender under any of the Underlying Instruments. Nothing herein contained is intended or shall be construed to give to Guarantor any right to participate in any way in the right, title or interest of the Lender in or to the collateral securing Loan, notwithstanding any payments made by Guarantor under this Guaranty, all such rights of participation being hereby expressly waived and released.

      (d) Guarantor waives all rights and defenses arising out of an election of remedies by the Lender (as creditor), even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the Borrower (as principal) by the operation of Section 580d of the Code of Civil Procedure or otherwise.

      (e) Guarantor waives any rights Guarantor might have pursuant to the terms of Sections of the California Civil Code or Code of Civil Procedure including without limitation the following: (i) Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, including, without limitation all rights and benefits, if any, arising under Section 359.5 of the California Code of Civil Procedure; (ii) Guarantor hereby waives, to the fullest extent permitted by law, all rights and benefits under Section 2809 of the California Civil Code purporting to reduce a guarantor's obligations in proportion to the principal obligation, all rights and benefits under Section 580a of the California Code of Civil Procedure purporting to limit the amount of any deficiency judgment which might be recoverable following the occurrence of a trustee's sale under the Mortgage, all rights and benefits under Section 580b of the California Code of Civil Procedure stating that no deficiency may be recovered on a real property purchase money obligation and all rights and benefits under Section 580d of the California Code of Civil Procedure stating that no deficiency may be recovered on a note secured by a deed of trust on real property in case such real property is sold under the power of sale contained in such deed of trust, to the extent any such sections have any application hereto or any application to Guarantor; (iii) Guarantor waives all rights and defenses that the Guarantor may

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            have because the Borrower's debt is secured by real property. This means, among other things: (1) Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower, (2) if Lender forecloses on any real property collateral pledged by the Borrower: (A) the amount of debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, (B) Lender may collect from the Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure; (iv) without limiting the generality of the foregoing or any other provision hereof, the Guarantor waives all rights and benefits which might otherwise be available to the Guarantor under Division Third, Part 4, Title 13 of the California Civil Code Sections 2810, 2819, 2839, 2845, 2849, 2850, 2899, and 3433.

6. Guarantor agrees that to the extent that Borrower makes a payment or payments to Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reasons, to be repaid or paid over to a custodian, trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made.

7. Guarantor makes the following representations and warranties which shall survive the execution and delivery of this Guaranty:

      (a) Guarantor is and, until the Indebtedness is paid in full, will continue to (i) be a duly organized and validly existing entity in good standing under the laws of the state of its formation, (ii) be duly qualified as a foreign entity in each jurisdiction in which the nature of its business makes such qualification necessary or desirable, (iii) have the requisite power and authority to carry on its business as now being conducted, (iv) have the requisite power to execute, deliver and perform its obligations under this Guaranty, and (v) comply with the provisions of all of its organizational documents, and the Legal Requirements of the state of its formation.

      (b) The execution, delivery and performance of this Guaranty (i) are within the applicable powers of Guarantor; (ii) have been authorized by all requisite action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) does not and will not violate, conflict with, result in a breach of

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            or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership, operating or trust agreement, or other governing instrument of Guarantor, or any indenture, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of Guarantor's assets is or may be bound or affected; (v) does not and will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of Guarantor's assets;
            (vi) does not and will not require any authorization or license from, or any filing with, any governmental authority or other body.

      (c) This Guaranty constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

8. Guarantor and Borrower are separate and distinct entities with no identity of interest with respect to any Indebtedness which may become owed or any payments which may be made hereunder. Borrower is not contractually bound to Guarantor with respect to any payments hereafter made under this Guaranty in any manner which would have the effect of imputing the liability of Guarantor hereunder to Borrower.

9. Guarantor is related and/or affiliated with Borrower, has personal knowledge of and is familiar with Borrower's business affairs, books and records and has the ability to influence Borrower's financial decisions. Guarantor represents that Borrower is in sound financial condition as of the date of this Guaranty.

10. Nothing herein contained shall in any manner affect the lien or priority of the Mortgage, and upon the occurrence of an Event of a Default, the Lender may invoke any remedies it may have under the Underlying Instruments, or this Guaranty, either concurrently or successively and the exercise of any one or more of such remedies shall not be deemed an exhaustion of such remedy or remedies or a waiver of any other remedy or remedies and shall not be deemed an election of remedies. Guarantor hereby specifically waives any defense to its performance under this Guaranty based upon an election of remedies by Lender, including but not limited to an election to foreclose by nonjudicial sale under any deed of trust, or security agreement and pursue any other remedy which destroys, lessens or otherwise affects Guarantor's subrogation rights and/or its rights to reimbursement from or to proceed against Borrower or any other person, when resulting from the judicial or nonjudicial foreclosure (under any deed of trust, or security agreement) or the selling or otherwise disposing of or collecting or applying any property, real or personal, securing the Note, or otherwise. The exercise by the Lender of any such remedies shall not release or discharge Guarantor from its obligations hereunder unless and until the full amount of the Indebtedness evidenced by the Note and secured as aforesaid has been fully paid and

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      satisfied, and any such release or discharge shall be subject to the provisions of paragraph 4(b) hereof.

11. This Guaranty shall remain in full force and effect until all obligations of the Borrower under the Underlying Instruments have been satisfied in full and are no longer subject to disgorgement under any applicable state or federal creditor rights or bankruptcy laws. No delay on the part of the Lender in exercising any options, powers or rights, or the partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender, and each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Lender or the obligations of Guarantor to the Lender in any other respect at any other time. This Guaranty and the rights and obligations of the Lender and of Guarantor hereunder shall be governed and construed in accordance with the laws of the state of California, without regard to its conflicts of law principles and this Guaranty is binding upon Guarantor, Guarantor's heirs, personal representatives and permitted successors or assigns, and shall inure to the benefit of the Lender and its successors or assigns.

12. Guarantor acknowledges that copies of the Underlying Instruments have been made available to Guarantor and that Guarantor is familiar with their contents. Guarantor affirmatively agrees that upon any Permitted Transfer effected in accordance with the provisions of the Underlying Instruments, it shall not be necessary for Guarantor to reaffirm its continuing obligations under this Guaranty, but Guarantor will do so upon request by Lender; provided, however, in the event a Permitted Transfer under items
      (ii) or (vi) of the Permitted Transfers occurs in compliance with the terms and conditions stated in the Mortgage, then Borrower may provide a substitute guarantor, acceptable to Lender in Lender's sole discretion, to assume the obligations of Guarantor under terms and conditions acceptable to Lender. Lender's approval of the substitute guarantor shall be deemed granted so long as such substitute guarantor is a Qualified Successor.

13. GUARANTOR AND LENDER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTIONS BROUGHT BY GUARANTOR OR LENDER IN CONNECTION WITH THIS GUARANTY, ANY OF THE LOAN DOCUMENTS, THE INDEBTEDNESS SECURED HEREBY, OR ANY OTHER STATEMENTS OR ACTIONS OF LENDER.

14. Each notice, consent, request or other communication under this Guaranty (each a "Notice") which any party hereto may desire or be required to give to the other shall be deemed to be adequate and sufficient notice if given in writing and service is made by either (i) registered or certified mail, postage prepaid, in which case such notice shall be deemed to have been received three (3) business days following deposit to U.S. mail; or (ii) nationally recognized overnight air courier, next day delivery, prepaid, in which case

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      such notice shall be deemed to have been received one (1) business day following delivery to such nationally recognized overnight air courier. All Notices shall be addressed to Guarantor at its address given on the first page hereof, or to Lender at c/o Principal Real Estate Investors, LLC, 801 Grand Avenue, Des Moines, Iowa 50392-1450, Attn: Commercial Real Estate Servicing, Loan No. 753820, or to such other place as any party may by notice in writing to the other parties designate as a place for service of notice.

15. Guarantor hereby irrevocably authorizes Lender to apply any and all amounts received by Lender in repayment of the Loan first to amounts which are not guaranteed pursuant to the terms of any guaranty and then to amounts which are guaranteed pursuant to the terms of any guaranty. Guarantor hereby waives any and all rights it has or may have under
      Section 2822 of the California Civil Code which provides that if a guarantor is "liable upon only a portion of an obligation and the principal provides partial satisfaction of the obligation, the principal may designate the portion of the obligation that is to be satisfied."

16. In the case of a power of sale foreclosure under the Mortgage, the fair market value of the real property collateral shall be conclusively deemed to be the amount of the successful bid at the foreclosure sale. Guarantor waives any rights or benefits it may now or hereafter have to a fair value hearing under Section 580a of the California Code of Civil Procedure. Lender shall have absolutely no obligation to make a bid at any foreclosure sale, but rather may make no bid or bid any amount which Lender, in its sole discretion, deems appropriate.

17. Each Guarantor (if more than one) whose signature appears below shall be deemed to be bound by the provisions of this Guaranty and the Guaranteed Obligations, whether each signature was affixed at the same or different times, and the term "Guarantor" as used herein shall be deemed to refer to each individually, as well as collectively, and each of the undersigned shall be jointly and severally liable for the Guaranteed Obligations hereunder, both personally and with recourse, irrespective of the recourse or non-recourse nature of the Underlying Instruments. Guarantor agrees that if this Guaranty is placed in the hands of an attorney for enforcement, Guarantor will reimburse Lender all expenses incurred, including attorney's fees.

18. This Guaranty may be executed in counterparts, each of which shall be deemed an original; and such counterparts when taken together shall constitute but one agreement.

19. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Underlying Instruments.

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the date first set forth above.

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                            SIGNATURES ON NEXT PAGE)

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                           SIGNATURE PAGE OF GUARANTOR
                                   TO GUARANTY

    42-1579325
---------------------------------------
(Guarantor's Identification Number)


                                            INLAND WESTERN RETAIL REAL ESTATE
                                            TRUST, INC., a Maryland corporation


                                            By:    /s/ Debra A Palmer
                                                 -----------------------
                                                 Name:    Debra A Palmer
                                                       -----------------
                                                 Title: Asst Secretary
                                                       -----------------

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